Goodwill	12 Months Ended
Jun. 30, 2024
Disclosure of reconciliation of changes in goodwill [abstract]
Goodwill	Goodwill
The carrying amount and movements of goodwill was as follows:

$
Balance at July 1, 2022	210,009
Goodwill Impairment	(22,507)
Balance at June 30, 2023	187,502
Balance at June 30, 2024	187,502

There is no addition to goodwill for the year ended June 30, 2024.
The Company performed an annual impairment test for its single CGU as at June 30, 2024. The recoverable amount of the Company’s only CGU (“Sangoma”) was determined based on a fair value less costs to sell valuation model which used cash flow projections based on financial forecasts from management covering a four-year period and an after-tax discount rate of 12.0% (pre-tax – 13.4%) per annum. The terminal value beyond the four-year period was determined using an enterprise value to revenue exit multiple based on peer group valuations. The cash flow projections used in estimating the recoverable amount were generally consistent with results achieved historically adjusted for anticipated growth. The Company concluded that the carrying value of its Sangoma CGU was lower than the recoverable amount and a non-cash goodwill impairment charge totaling $0 was recognized in the year ended June 30, 2024 (year ended June 30, 2023 - $22,507). As of June 30, 2024, the carrying value of the Sangoma CGU was $259,730 and the recoverable amount was $279,396 giving rise to a surplus of $19,666.

The Company performed sensitivities of key assumptions used in the impairment test at June 30, 2024 and determined that if all other assumptions were held constant:

•A 0.5% increase or decrease in the after-tax discount rate would change the estimated fair value by $6,000.

•A 10% increase or decrease in the revenue exit multiple used in determining the terminal value would change the estimated fair value by $26,000.